UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-02201
Rivus Bond Fund
(Exact name of registrant as specified in charter)
113 King Street
Armonk, NY 10504
(Address of principal executive offices) (Zip code)
Clifford D. Corso
113 King Street
Armonk, NY 10504
(Name and address of agent for service)
Registrant’s telephone number, including area code: 914-273-4545
Date of fiscal year end: March 31
Date of reporting period: September 30, 2011

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
NOTICE TO SHAREHOLDERS:
The “Rivus Bond Fund” will be renamed the “Cutwater Select Income Fund”. The new name emphasizes the association between the Fund and its investment adviser, Cutwater Investor Services Corp. and better reflects the Fund’s investment mandate. There will be no change to the Fund’s investment objectives or strategies. Additional information regarding the name change will be provided to all shareholders in the near future.

RIVUS BOND FUND SHAREHOLDER LETTER — 09/30/11
October 18, 2011
DEAR SHAREHOLDERS:
The past six months have been characterized by a sharp change in investor sentiment as the markets have moved from embracing risk to risk aversion, resulting in substantial market volatility. Through July, investors’ attention had been focused primarily on economic data and concerns over a possible “double dip” recession and only secondarily on the sovereign financial crisis in Europe. By August, however, following the political debate surrounding raising the U.S. debt ceiling and downgrade of the US government debt rating to AA+ by Standard & Poor’s, investors were firmly focused on sovereign debt issues. The intensity of the European sovereign debt crisis also increased since August, exacerbating price movements on both sides of the Atlantic. The ripple effects of a possible Greek default on the European banking system and other leveraged sovereigns like Italy and Spain threaten the stability of the European Monetary Union (EMU). The market has lacked direction due to a dearth of leadership and sustainable solutions to the sovereign debt issues both here in the U.S. and in Europe. This crisis of leadership and lack of investor confidence has not abated, since American and European policymakers seem incapable of reaching consensus over how to address economic and political issues.
Economic fundamentals in the U.S. continue to be mixed, further muddying the picture for investors. While retail sales are showing resilience and capacity utilization is stable, significant headwinds persist from a housing market which remains under pressure and an unemployment rate which remains elevated at around 9 percent. The Federal Reserve’s announcement in August that it would leave rates low until mid-2013 further spooked the market and exacerbated the shift in investor sentiment to risk aversion. We continue to expect positive but below trend GDP growth in a “checkmark” shaped recovery, a view we have held for the last several quarters.
The change in risk appetite over this six month period was evident as the S&P 500 index fell over 14 percent and high yield bonds posted a negative 5 percent return in the six month period ended September 30, 2011. In August, investment grade corporate credit had its third worst month in 25 years versus US Treasuries, causing corporate bonds to underperform markedly. At the other end of the risk spectrum, US Treasuries rose over 9 percent as rates plummeted during the period. The ten-year treasury fell 155 basis points from 3.47 percent at the end of March to 1.92 percent by the end of the quarter, lower than where ten-year yields were in December 2008 during the financial crisis. From a fundamental perspective, the silver lining has been in the Corporate sector, where default rates continue to be low and balance sheets are relatively healthy. Moody’s is forecasting that the global speculative-grade default rate will increase only modestly from 1.8 percent at September 2011 to 2.1 percent in September 2012.
GDP growth in the second quarter accelerated to 1.3 percent from 0.4 percent in the first quarter with contributions from consumer spending, private investment, and net exports. Budget pressures faced by State and Local governments were a drag on economic growth and will likely continue to be a drag in the near term. Full year 2011 GDP growth is forecast to be around 2.0 percent. European growth is expected to slow even further, given increased austerity measures to address elevated fiscal deficits. A slowdown in China is also contributing to worries over the global growth picture and lowering expectations. Concerns over the substantial increase in the U.S. federal deficit, the potential for increased inflation, and how the deficit will be addressed over the longer term remain and these concerns may contribute to future periods of market volatility.
As of September 30, 2011, the Fund had a Net Asset Value (NAV) of $19.95 per share. This represents a 0.3 percent decrease from $20.01 per share at March 31, 2011. On September 30, 2011, the Fund’s closing price on the New York Stock Exchange was $18.28 per share, representing an 8.37 percent discount to NAV per share, compared with a 9.85 percent discount as of March 31, 2011. The market trading discount remains at 7.50 percent as of market close on October 17, 2011.

One of the primary objectives of the Fund is to maintain a high level of income. On September 15, 2011 the Board of Trustees declared a dividend payment of $0.2875 per share payable November 4, 2011 to shareholders of record on October 7, 2011. The dividend was unchanged from the prior 26 quarters. On an annualized basis, including the pending dividend, the Fund has paid a total of $1.15 per share in dividends, representing a 6.34 percent dividend yield based on the market price on October 17, 2011 of $18.13 per share. The dividend is evaluated on a quarterly basis and is based on the income generation capability of the portfolio.
Total Return-Percentage Change (Annualized for periods longer than 1 year) In Net Asset Value Per Share with All Distributions Reinvested[1]

	6 Months	1 Year	3 Years	5 Years	10 Years
	to	to	to	to	to
	09/30/11	09/30/11	09/30/11	09/30/11	09/30/11
Rivus Bond Fund	2.82%	4.96%	12.90%	6.98%	5.95%[2]
Barclays U.S. Credit Index[3]	5.60%	4.56%	11.74%	6.72%	6.26%
Peer Group Average[4]	1.38%	3.43%	11.96%	6.27%	6.02%

1 —	This is historical information and should not be construed as indicative of any likely future performance

2 —	Source: Lipper Inc.

3 —	Comprised primarily of U.S. investment grade corporate bonds (Fund’s Benchmark)

4 —	Consists of a group of funds that the Fund has historically compared itself against
The Fund’s performance for the 3, 5, and 10-year historical periods (shown above) reflects the 4.79 percent dilution of net asset value resulting from the rights offering during the September 2009 quarter. In addition to the impact from the September 2009 rights offering, the 10-year performance was also reduced by the 4.5 percent dilution of net asset value resulting from the rights offering during the December 2003 quarter. After adjusting for the impact of both rights offerings, we estimate the three-year annualized return to be 14.69 percent, 5-year annualized return to be 8.01 percent, and 10-year annualized return to be 6.74 percent. The returns noted in the table above are actual returns as calculated by Lipper and BNY Mellon and do not adjust for dilution from the rights offerings.
The Fund’s returns for the period were negatively impacted by the re-pricing of risk assets compared to the benchmark, however, the Fund’s returns during the period compare favorably to its peers. The drag on returns from low exposure to US Treasuries over the six month period was exacerbated by spread widening in most sectors that the Fund owns. General spread widening for investment grade corporate bonds was the principal factor in the lower performance as well as the Fund’s high-yield exposure. We believe high-yield spreads are at attractive levels now and offer a significant margin of safety given the low outlook for defaults and expectation of modest economic growth. In our view, the returns look strong across the other time periods, particularly after adjusting for the dilutive impact of the rights offerings noted above.
Yield represents the major component of return in fixed income portfolios. Given this Fund’s emphasis on income and the dividend, we generally will not have material exposure to low yielding US Treasuries but will maintain meaningful exposure to corporate bonds. We look through periods of volatility and focus on an investment’s long term creditworthiness to assess whether it will provide an attractive yield to the Fund over time.

The Fund’s performance will continue to be subject to the impact of trends in longer term interest rates and to trends in relative yield spreads on corporate bonds. Consistent with our investment discipline, we continue to emphasize diversity and risk management within the bounds of income stability. The pie chart below summarizes the portfolio quality of the Fund’s long-term invested assets as of September 30, 2011:
Percent of Total Investment (Lower of S&P and Moody’s Ratings)
We would like to remind shareholders of the opportunities presented by the Fund’s dividend reinvestment plan as detailed in the Fund’s prospectus and referred to in the Shareholder Information section of this report. The dividend reinvestment plan affords shareholders a price advantage by allowing them to purchase shares at Net Asset Value (NAV) or market price, whichever is lower. This means that the reinvestment price is at market price when the Fund is trading at a discount to Net Asset Value, as is currently the situation, or at NAV per share when market trading is at a premium to that value. To participate in the plan, please contact BNY Mellon Investment Servicing (US) Inc. the Fund’s Transfer Agent and Dividend Paying Agent, at 1-800-331-1710. The Fund’s investment adviser, Cutwater Investment Services Corp., may be reached at 866-766-3030.
Clifford D. Corso
President
Mr. Corso’s comments reflect the investment adviser’s views generally regarding the market and the economy and are compiled from the investment adviser’s research. These comments reflect opinions as of the date written and are subject to change at any time.

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2011

	Moody’s/
	Standard &
	Poor’s	Principal	Value
	Rating(a)	Amount (000’s)	(Note 1)
CORPORATE DEBT SECURITIES (80.37%)
AUTOMOTIVE (1.46%)
Ford Holdings, Inc., Co. Gty., 9.30%, 03/01/30	Ba3/BB-	$1,000	$1,278,842
Ford Motor Co., Sr. Unsec. Notes, 8.90%, 01/15/32	Ba3/BB-	500	608,212
Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 7.00%, 10/01/13	Ba2/BB-	1,000	1,050,117
Goodyear Tire & Rubber Co., Sr. Unsec. Notes, 10.50%, 05/15/16(b)	B1/B+	166	179,695

			3,116,866

CHEMICALS (3.33%)
Braskem Finance, Ltd., Co. Gty., 5.75%, 04/15/21, 144A	Baa3/BBB-	500	456,299
Braskem Finance, Ltd., Co. Gty., 7.00%, 05/07/20, 144A	Baa3/BBB-	500	507,500
Dow Chemical Co., Sr. Unsec. Notes, 8.55%, 05/15/19	Baa3/BBB	500	640,480
Grupo Petrotemex SA de CV, Sr. Unsec. Notes, 9.50%, 08/19/14, 144A	NA/BB	500	512,500
Incitec Pivot Finance LLC, Co. Gty., 6.00%, 12/10/19, 144A	Baa3/BBB	405	445,348
Olin Corp., Sr. Unsec. Notes, 9.125%, 12/15/11	Ba1/B	66	65,522
Sinochem Overseas Capital Co., Ltd., Co. Gty., 4.50%, 11/12/20, 144A	Baa1/BBB+	500	465,324
Sinochem Overseas Capital Co., Ltd., Co. Gty., 6.30%, 11/12/40, 144A	Baa1/BBB+	1,500	1,387,547
Union Carbide Corp., Sr. Unsec. Notes, 7.75%, 10/01/96	Baa3/BBB	2,000	2,382,914
Westlake Chemicals, Co. Gty., 6.625%, 01/15/16(b)	Baa3/BBB-	250	252,500

			7,115,934

DIVERSIFIED FINANCIAL SERVICES (12.70%)
Akbank TAS, Sr. Unsec. Notes, 6.50%, 03/09/18, 144A	Ba1/NR	1,000	970,000
Ally Financial Inc., 7.50%, 09/15/20	B1/B+	315	285,074
American Express Co., Sr. Unsec. Notes, 7.00%, 03/19/18	A3/BBB+	1,000	1,183,027
Bank of America Corp., Sr. Unsec. Notes, 5.625%, 07/01/20	Baa1/A	190	175,002
Bank of America Corp., Sr. Unsec. Notes, 5.875%, 01/05/21	Baa2/A	500	467,329
Bank of America Corp., Sub. Notes, 5.42%, 03/15/17	Baa2/A-	1,000	868,763
BankBoston Capital Trust III, Ltd., Gtd., 1.097%, 06/15/27(b),(c)	Ba1/NR	270	170,939
BNP Paribas, Jr. Sub. Notes, 5.186%, 06/29/15, 144A(c),(d)	Baa1/A	1,000	690,000
Capital One Capital V, Ltd., Gtd., 10.25%, 08/15/39	Baa3/BB	1,500	1,522,500
CDP Financial, Inc., Co. Gtd., 4.40%, 11/25/19, 144A	Aaa/AAA	400	436,297
Chase Capital II, Ltd. Gtd., Series B, 0.754%, 02/01/27(b),(c)	A2/BBB+	70	51,530
Citigroup Capital XXI, Co. Gty., 8.30%, 12/21/77(b),(c)	Baa3/BB+	500	490,000
Citigroup, Inc., Sr. Unsec. Notes, 6.375%, 08/12/14	A3/A	151	159,867
Citigroup, Inc., Sr. Unsec. Notes, 6.01%, 01/15/15	A3/A	1,000	1,062,784
Citigroup, Inc., Sr. Unsec. Notes, 5.375%, 08/09/20	A3/A	105	108,782
Citigroup, Inc., Sr. Unsec. Notes, 8.125%, 07/15/39	A3/A	125	149,837
Citigroup, Inc., Unsec. Notes, 8.50%, 05/22/19	A3/A	595	718,653
CoBank, ACB, Sub. Notes, 7.875%, 04/16/18, 144A	NR/A	500	601,524
Corp. Andina de Fomento, Sr. Unsec. Notes, 3.75%, 01/15/16	A1/A+	95	96,128
Credit Agricole SA, Jr. Sub. Notes, 6.637%, 05/31/17, 144A(c),(d)	Baa1/BBB+	1,250	721,875
Discover Financial Services, Sr. Unsec. Notes, 10.25%, 07/15/19	Ba1/BBB-	200	242,079
Export-Import Bank of Korea, Sr. Notes, 8.125%, 01/21/14	A1/A	500	558,098
FleetBoston Financial Corp., Sub. Notes, 6.875%, 01/15/28	Baa2/A-	500	496,307
General Electric Capital Corp., Sr. Unsec. Notes, 5.625%, 05/01/18	Aa2/AA+	230	251,433
General Electric Capital Corp., Sr. Unsec. Notes, 6.875%, 01/10/39	Aa2/AA+	1,000	1,147,741
HSBC America Capital Trust II, Bank Gtd., 8.38%, 05/15/27, 144A(b)	NR/A-	2,500	2,498,548
HSBC Capital Funding LP, Ltd., Gtd., 10.176%, 06/30/30, 144A(c),(d)	A3/A-	500	607,500
HSBC Finance Corp., Sr. Unsec. Notes, 7.00%, 05/15/12	A3/A	500	514,761
Jefferies Group, Inc., Sr. Unsec. Notes, 8.50%, 07/15/19	Baa2/BBB	129	143,471
Jefferies Group, Inc., Sr. Unsec. Notes, 6.875%, 04/15/21	Baa2/BBB	1,000	1,038,667
JP Morgan Chase & Co., Sr. Unsec. Notes, 4.40%, 07/22/20	Aa3/A+	175	177,054
JP Morgan Chase Bank NA, Sub. Notes, 6.00%, 10/01/17	Aa2/A+	1,000	1,051,305
JP Morgan Chase Capital XXV, Ltd., Gtd., Series Y, 6.80%, 10/01/37	A2/BBB+	850	853,089
The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/
	Standard &
	Poor’s	Principal	Value
	Rating(a)	Amount (000’s)	(Note 1)
DIVERSIFIED FINANCIAL SERVICES (Continued)
Landesbank Baden-Wurtt NY, Sub. Notes, 6.35%, 04/01/12	Aaa/NR	$500	$510,606
Lloyds TSB Bank PLC, Bank Gtd., 6.375%, 01/21/21	Aa3/A+	2,000	1,971,850
Merrill Lynch & Co. Inc., Notes, 6.875%, 04/25/18	Baa1/A	1,000	1,000,359
Merrill Lynch & Co., Inc., Sub. Notes, 6.05%, 05/16/16	Baa2/A-	320	287,979
Morgan Stanley, Sr. Unsec. Notes, 6.25%, 08/28/17	A2/A	300	296,235
National Agricultural Cooperative Federation, Sr. Notes, 5.00%, 09/30/14, 144A	A1/A	500	522,474
Santander US Debt SA Unipersonal, Bank Gtd., 3.724%, 01/20/15, 144A	Aa2/AA	100	92,728
UBS AG Stamford CT, Sr. Unsec. Notes, Bank Notes, 4.875%, 08/04/20	Aa3/A+	250	240,724
UBS PFD Funding Trust V, Jr. Sub. Notes, Series 1, 6.243%, 05/15/16(c),(d)	Baa3/BBB-	500	371,250
Wachovia Capital Trust III, Ltd., Gtd., 5.57%, 10/31/11(c),(d)	Baa3/A-	1,000	820,000
Wells Fargo Capital XV, Ltd., Gtd., 9.75%, 10/31/11(c),(d)	Baa3/A-	500	497,250

			27,121,419

ENERGY (12.31%)
Apache Corp., Sr. Unsec. Notes, 7.70%, 03/15/26	A3/A-	500	694,187
Burlington Resources, Inc., Co. Gty., 9.125%, 10/01/21	A2/A	850	1,243,075
Citgo Petroleum Corp., Sr. Sec. Notes, 11.50%, 07/01/17, 144A(b)	Ba2/BB+	900	1,017,000
CMS Panhandle Holding Co., Sr. Unsec. Notes, 7.00%, 07/15/29	Baa3/BBB-	1,000	1,102,473
EL Paso Corp., Notes, 8.05%, 10/15/30	Ba3/BB-	1,000	1,167,824
Enterprise Products Operating LLC, Co. Gty., Series B, 7.034%, 01/15/68(b),(c)	Ba1/BB	1,000	1,013,750
Florida Gas Transmission Co., LLC, Sr. Unsec. Notes, 9.19%, 11/01/24, 144A	Baa2/BBB	140	182,696
Gaz Capital SA, Sec. Notes, 8.125%, 07/31/14, 144A	Baa1/BBB	500	531,250
IFM US Colonial Pipeline 2 LLC, Sr. Sec. Notes, 6.45%, 05/01/21, 144A(b)	NA/BBB-	1,000	1,123,108
KazMunaiGaz Finance Sub BV, Sr. Unsec. Notes, 11.75%, 01/23/15, 144A	Baa3/BBB-	500	572,500
KazMunayGas National Co., Sr. Unsec. Notes, 6.375%, 04/09/21, 144A	Baa3/BBB-	500	485,000
Lukoil International Finance BV, Co. Gty., 6.125%, 11/09/20, 144A	Baa2/BBB-	1,000	930,000
Motiva Enterprises LLC, Notes, 5.75%, 01/15/20, 144A	A2/A	64	74,128
Motiva Enterprises LLC, Sr. Unsec. Notes, 6.85%, 01/15/40, 144A	A2/A	124	156,733
Nabors Industries, Inc., Co. Gty., 9.25%, 01/15/19	Baa2/BBB	625	790,634
NiSource Finance Corp., Co. Gty., 10.75%, 03/15/16	Baa3/BBB-	250	324,143
NRG Energy, Inc., Co. Gty., 8.25%, 09/01/20(b)	B1/BB-	500	472,500
Pemex Project Funding Master Trust, Co. Gty., 6.625%, 06/15/35	Baa1/BBB	105	112,613
Petrohawk Energy Corp., Co. Gty., 7.875%, 06/01/15(b)	B3/BBB+	160	171,000
Petroleos Mexicanos, Co. Gty., 8.00%, 05/03/19	Baa1/BBB	250	305,000
Petroleos Mexicanos, Co. Gty., 6.00%, 03/05/20	Baa1/BBB	750	820,500
Petroleum Co. of Trinidad & Tobago, Ltd., Sr. Unsec. Notes, 9.75%, 08/14/19, 144A	Baa3/BBB	500	591,250
Pride International, Inc., Sr. Unsec. Notes, 8.50%, 06/15/19	Baa1/BBB+	500	626,660
Pride International, Inc., Sr. Unsec. Notes, 6.875%, 08/15/20	Baa1/BBB+	500	576,942
SEACOR Holdings, Inc., Sr. Unsec. Notes, 7.375%, 10/01/19	Ba1/BB+	1,000	1,081,117
Shell International Finance BV, Co. Gty., 4.30%, 09/22/19	Aa1/AA	1,000	1,123,253
Transocean, Inc., Co. Gty., Series C, 1.50%, 12/15/37(b)	Baa3/BBB	280	271,250
Transocean, Inc., Co. Gty., 7.50%, 04/15/31	Baa3/BBB	500	579,244
Valero Energy Corp., Co. Gty., 9.375%, 03/15/19	Baa2/BBB	124	158,903
Valero Energy Corp., Co. Gty., 8.75%, 06/15/30	Baa2/BBB	1,000	1,286,365
Valero Energy Corp., Co. Gty., 10.50%, 03/15/39	Baa2/BBB	500	737,068
Weatherford Bermuda Holdings, Ltd., Co. Gty., 6.75%, 09/15/40	Baa2/BBB	2,000	2,132,952
Western Atlas, Inc., Sr. Unsec. Notes, 8.55%, 06/15/24	A2/A	2,539	3,680,283
Williams Cos., Inc., Sr. Unsec. Notes, 8.75%, 03/15/32	Baa3/BB+	130	169,934

			26,305,335

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/
	Standard &
	Poor’s	Principal	Value
	Rating(a)	Amount (000’s)	(Note 1)
FOOD AND BEVERAGE (0.99%)
Anheuser-Busch InBev Worldwide, Inc., Co. Gty., 7.75%, 01/15/19	Baa1/A-	$325	$422,073
Anheuser-Busch InBev Worldwide, Inc., Co. Gty., 8.20%, 01/15/39	Baa1/A-	27	40,766
Bunge Ltd. Finance Corp., Co. Gty., 8.50%, 06/15/19	Baa2/BBB-	125	155,744
Delhaize Group SA, Co. Gty., 5.70%, 10/01/40	Baa3/BBB-	709	734,674
Kraft Foods, Inc., Sr. Unsec. Notes, 5.375%, 02/10/20	Baa2/BBB-	241	272,745
Smithfield Foods, Inc., Sr. Sec. Notes., 10.00%, 07/15/14	Ba2/BB	290	329,150
WM Wrigley Jr. Co., Sr. Sec. Notes, 3.70%, 06/30/14, 144A	Baa1/NR	165	170,563

			2,125,715

GAMING, LODGING & LEISURE (0.52%)
Firekeepers Development Authority, Sr. Sec. Notes, 13.875%, 05/01/15, 144A(b)	B2/B+	750	847,500
Royal Caribbean Cruises Ltd., Sr. Unsec. Notes, 7.00%, 06/15/13	Ba2/BB	250	254,374

			1,101,874

HEALTHCARE (1.97%)
Boston Scientific Corp., Sr. Unsec. Notes, 6.00%, 01/15/20	Ba1/BBB-	500	560,561
Fresenius Medical Care US Finance, Inc., Co. Gty., 5.75%, 02/15/21, 144A	Ba2/BB	750	723,750
Fresenius US Finance II, Inc., Co. Gty., 9.00%, 07/15/15, 144A	Ba1/BB	250	276,250
HCP, Inc., Sr. Unsec. Notes, 5.375%, 02/01/21(b)	Baa2/BBB	1,500	1,505,006
Monsanto Co. (Pharmacia Corp.), Sr. Unsec. Notes, 6.50%, 12/01/18	A1/AA	500	624,775
Mylan, Inc., Co. Gty., 7.875%, 07/15/20, 144A(b)	Ba3/BB	500	522,500

			4,212,842

INDUSTRIAL (4.66%)
Affinion Group, Inc., Co. Gty., 11.50%, 10/15/15(b)	Caa1/B-	460	358,800
Alcoa, Inc., Sr. Unsec. Notes, 6.15%, 08/15/20	Baa3/BBB-	640	648,307
Alcoa, Inc., Sr. Unsec. Notes, 5.95%, 02/01/37	Baa3/BBB-	244	227,414
Altria Group, Inc., Co. Gty., 9.70%, 11/10/18	Baa1/BBB	317	420,086
Altria Group, Inc., Co. Gty., 10.20%, 02/06/39	Baa1/BBB	29	42,034
ArcelorMittal, Sr. Unsec. Notes, 7.00%, 10/15/39	Baa3/BBB-	405	361,208
Arrow Electronics, Inc., Sr. Unsec. Notes, 6.00%, 04/01/20	Baa3/BBB-	500	533,956
Belden, Inc., Co. Gty., 7.00%, 03/15/17(b)	Ba2/B+	250	250,000
Gerdau Trade, Inc., Co. Gty., 5.75%, 01/30/21, 144A	NR/BBB-	500	473,750
GXS Worldwide, Inc., Sr. Sec. Notes, 9.75%, 06/15/15(b)	B2/B	65	62,400
Holcim US Finance Sarl & Cie SCS, Co. Gty., 6.00%, 12/30/19, 144A	Baa2/BBB	1,000	1,061,338
Ingersoll-Rand Global Holding Co., Ltd., Co. Gty., 6.875%, 08/15/18	Baa1/BBB+	185	226,856
L-3 Communications Corp., Co. Gty., 6.375%, 10/15/15(b)	Ba1/BB+	1,000	1,021,250
Meccanica Holdings USA, Inc., Co. Gty., 6.25%, 07/15/19, 144A	A3/BBB	129	125,828
Northrop Grumman Space & Mission Systems Corp., Co. Gty., 7.75%, 06/01/29	Baa1/BBB+	500	707,954
Sealed Air Corp., Sr. Notes, 7.875%, 06/15/17(b)	B1/BB	500	525,987
Tyco International Finance SA, Co. Gty., 8.50%, 01/15/19	A3/A-	93	121,398
Tyco International Ltd./Tyco International Finance SA, Co. Gty., 7.00%, 12/15/19	A3/A-	1,250	1,561,483
Waste Management, Inc., Sr. Unsec. Notes, 7.125%, 12/15/17	Baa3/BBB	500	617,819
Worthington Industries, Inc., Sr. Unsec. Notes, 6.50%, 04/15/20	Baa2/BBB	500	542,228
XM Satellite Radio, Inc., Co. Gty., 13.00%, 08/01/13, 144A	B2/BB-	57	63,840

			9,953,936

INSURANCE (6.16%)
AIG SunAmerica, Inc., Sr. Unsec. Notes, 8.125%, 04/28/23	Baa1/A-	750	846,130
American International Group, Inc., Jr. Sub. Debs., 8.175%, 05/15/68(b),(c)	Baa2/BBB	2,000	1,765,000
Farmers Exchange Capital, Sub. Notes, 7.20%, 07/15/48, 144A	Baa2/BBB+	3,000	3,234,312
Guardian Life Insurance Co., Sub. Notes, 7.375%, 09/30/39, 144A	A1/AA-	108	142,433
Liberty Mutual Group, Inc., Bonds, 7.00%, 03/15/34, 144A	Baa2/BBB-	250	255,699
The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/
	Standard &
	Poor’s	Principal	Value
	Rating(a)	Amount (000’s)	(Note 1)
INSURANCE (Continued)
Liberty Mutual Group, Inc., Co. Gty., 10.75%, 06/15/88, 144A(b),(c)	Baa3/BB	$1,000	$1,190,000
Lincoln National Corp. Jr. Sub. Notes, 6.05%, 04/20/67(b),(c)	Ba1/BBB	500	405,000
Manulife Financial Corp., Sr. Unsec. Notes, 4.90%, 09/17/20	NR/A-	250	263,358
Massachusetts Mutual Life Insurance Co., Sub. Notes, 8.875%, 06/01/39, 144A	A1/AA-	500	752,879
MetLife Capital Trust X, Jr. Sub. Notes, 9.25%, 04/08/68, 144A(b)	Baa2/BBB	500	562,500
MetLife, Inc., Jr. Sub. Notes, 10.75%, 08/01/69(b)	Baa2/BBB	1,000	1,250,000
Nationwide Mutual Insurance Co., Sub. Notes, 9.375%, 08/15/39, 144A	A3/A-	215	250,468
New York Life Insurance Co., Sub. Notes, 6.75%, 11/15/39, 144A	Aa2/AA-	103	127,330
Prudential Financial, Inc., Jr. Sub. Notes, 8.875%, 06/15/68(b),(c)	Baa3/BBB+	1,000	1,078,750
Travelers Cos., Inc., Jr. Sub. Notes, 6.25%, 03/15/67(b),(c)	A3/BBB+	500	525,000
XL Capital Europe PLC, Co. Gty., 6.50%, 01/15/12	Baa2/BBB+	500	507,439

			13,156,298

MEDIA (8.81%)
CBS Corp., Co. Gty., 8.875%, 05/15/19	Baa2/BBB-	350	447,005
Cengage Learning Acquisitions, Inc., Sr. Discount Notes, 13.25%, 07/15/15, 144A(b),(e)	Caa2/CCC+	500	285,000
Charter Communications Operating LLC, Sec. Notes, 8.00%, 04/30/12, 144A	Ba2/BB+	150	152,250
Comcast Cable Holdings LLC, Co. Gty., 9.80%, 02/01/12	Baa1/BBB+	1,500	1,540,473
Comcast Corp., Co. Gty., 7.05%, 03/15/33	Baa1/BBB+	2,000	2,439,336
COX Communications, Inc., Sr. Unsec. Notes, 6.80%, 08/01/28	Baa2/BBB	1,500	1,730,045
COX Enterprises, Inc., Sr. Unsec. Notes, 7.375%, 07/15/27, 144A	Baa2/BBB	500	600,938
Grupo Televisa SA, Sr. Unsec. Notes, 6.625%, 01/15/40	Baa1/BBB+	159	167,745
Harcourt General, Inc., Sr. Unsec. Notes, 8.875%, 06/01/22	WR/BBB+	2,000	2,738,324
Interpublic Group of Cos., Inc., Sr. Unsec. Notes, 10.00%, 07/15/17(b)	Baa3/BB+	500	568,750
Myriad International Holding BV, Co. Gty., 6.375%, 07/28/17, 144A	Baa3/NR	100	103,750
NBC Universal, Inc., Sr. Unsec. Notes, 5.15%, 04/30/20	Baa2/BBB+	175	191,902
NBC Universal, Inc., Sr. Unsec. Notes, 5.95%, 04/01/41	Baa2/BBB+	95	105,686
News America Holdings, Inc., Co. Gty., 7.90%, 12/01/95	Baa1/BBB+	1,400	1,543,433
Time Warner Entertainment Co., LP, Co. Gty., 8.375%, 07/15/33	Baa2/BBB	1,360	1,773,520
Time Warner, Inc., Co. Gty., 9.15%, 02/01/23	Baa2/BBB	3,000	4,114,050
Viacom, Inc., Co. Gty., 7.875%, 07/30/30	Baa2/BBB-	250	315,612

			18,817,819

MINING (2.13%)
Anglo American Capital PLC, Co. Gty., 9.375%, 04/08/14, 144A	Baa1/BBB+	339	393,810
Anglo American Capital PLC, Co. Gty., 9.375%, 04/08/19, 144A	Baa1/BBB+	500	662,191
AngloGold Ashanti Holdings PLC, Co. Gty., 5.375%, 04/15/20	Baa3/BBB-	310	303,714
Barrick North America Finance LLC, Co. Gty., 6.80%, 09/15/18	Baa1/A-	500	609,261
Freeport-McMoran Copper & Gold, Inc., Sr. Unsec. Notes, 8.375%, 04/01/17(b)	Baa3/BBB	500	536,250
Freeport-McMoran Corp., Co. Gty., 9.50%, 06/01/31	Baa2/BBB	250	367,229
Rio Tinto Finance USA Ltd., Co. Gty., 9.00%, 05/01/19	A3/A-	85	114,390
Teck Resources Ltd., Co. Gty., 6.00%, 08/15/40(b)	Baa2/BBB	1,000	1,029,200
Vale Overseas Ltd., Co. Gty., 6.25%, 01/23/17	Baa2/BBB+	500	542,000

			4,558,045

PAPER (1.85%)
Cenveo Corp., Co. Gty., 10.50%, 08/15/16, 144A(b)	Caa1/CCC+	400	320,000
Georgia-Pacific LLC, Co. Gty., 5.40%, 11/01/20, 144A	Baa3/BBB	670	681,601
Smurfit Capital Funding PLC, Co. Gty., 7.50%, 11/20/25	Ba2/BB	2,000	1,820,000
Westvaco Corp., Co. Gty., 8.20%, 01/15/30	Ba1/BBB	1,000	1,133,707

			3,955,308

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/
	Standard &
	Poor’s	Principal	Value
	Rating(a)	Amount (000’s)	(Note 1)
REAL ESTATE INVESTMENT TRUST (REIT) (4.57%)
Biomed Realty LP, Co. Gty., 6.125%, 04/15/20	Baa3/BBB-	$350	$369,156
Duke Realty LP, Sr. Unsec. Notes, 6.50%, 01/15/18	Baa2/BBB-	500	537,486
Duke Realty LP, Sr. Unsec. Notes, 8.25%, 08/15/19	Baa2/BBB-	500	572,735
Federal Realty Investment Trust, Sr. Unsec. Notes, 5.40%, 12/01/13	Baa1/BBB+	750	792,182
Federal Realty Investment Trust, Sr. Unsec. Notes, 6.20%, 01/15/17	Baa1/BBB+	290	323,598
Goodman Funding Property, Ltd., Sr. Unsec. Notes, 6.375%, 04/15/21, 144A	Baa3/BBB	1,050	1,079,919
Health Care REIT, Inc., Sr. Unsec. Notes, 5.25%, 01/15/22(b)	Baa2/BBB-	1,500	1,422,414
Host Hotels & Resorts LP, 6.00%, 11/01/20(b)	Ba1/BB+	1,000	972,500
Liberty Property LP, Sr. Unsec. Notes, 7.50%, 01/15/18	Baa2/BBB	1,000	1,166,862
Nationwide Health Properties, Inc., Sr. Unsec. Notes, 6.00%, 05/20/15	BAA2/BBB-	500	549,371
Simon Property Group LP, Sr. Unsec. Notes, 6.125%, 05/30/18	A3/A-	750	843,267
WEA Finance, LLC, Co. Gty., 7.125%, 04/15/18, 144A	A2/A-	500	571,153
WEA Finance, LLC, Co. Gty., 6.75%, 09/02/19, 144A	A2/A-	500	555,584

			9,756,227

RETAIL & RESTAURANT (0.59%)
Darden Restaurants, Inc., Sr. Unsec. Notes, 7.125%, 02/01/16	Baa2/BBB	500	577,966
Levi Strauss & Co., Sr. Unsec. Notes, 8.875%, 04/01/16(b)	B2/B+	500	505,000
Limited Brands, Inc., Co. Gty., 8.50%, 06/15/19	Ba1/BB+	150	169,500

			1,252,466

TECHNOLOGY (0.08%)
Corning, Inc., Sr. Unsec. Notes, 5.75%, 08/15/40	A3/BBB+	60	68,336
Mantech International Corp., Co. Gty., 7.25%, 04/15/18(b)	Ba2/BB+	100	99,000

			167,336

TELECOMMUNICATIONS (9.03%)
AT&T, Inc., Sr. Unsec. Notes, 5.35%, 09/01/40	A2/A-	2,548	2,663,431
Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec. Notes, 8.50%, 11/15/18	A2/A-	229	305,152
Centel Capital Corp., Co. Gty., 9.00%, 10/15/19	Baa2/BBB-	1,000	1,125,922
Deutsche Telekom International Finance BV, Co. Gtd., 8.75%, 06/15/30	Baa1/BBB+	2,000	2,667,622
Frontier Communications Corp., Sr. Unsec. Notes, 8.125%, 10/01/18	Ba2/BB	500	490,000
Frontier Communications Corp., Sr. Unsec. Notes, 9.00%, 08/15/31	Ba2/BB	500	426,250
GTE Corp., Co. Gty., 6.94%, 04/15/28	Baa1/A-	1,500	1,853,594
Hearst-Argyle Television, Inc., Sr. Unsec. Notes, 7.00%, 01/15/18	WR/NR	1,000	820,691
Level 3 Financing, Inc., Co, Gty., 10.00%, 02/01/18(b)	Caa1/CCC	610	585,600
NII Capital Corp., Co. Gty., 10.00%, 08/15/16(b)	B2/B+	500	547,500
Qwest Corp., Sr. Unsec. Notes, 7.20%, 11/10/26(b)	Baa3/BBB-	1,000	950,000
Qwest Corp., Sr. Unsec. Notes, 6.875%, 09/15/33(b)	Baa3/BBB-	1,100	1,039,500
Qwest Corp., Sr. Unsec. Notes, 7.25%, 10/15/35(b)	Baa3/BBB-	500	480,000
Sprint Capital Corp., Co. Gty., 6.875%, 11/15/28	B1/BB-	1,500	1,121,250
Sprint Capital Corp., Co. Gty., 8.75%, 03/15/32	B1/BB-	1,000	868,750
Trilogy International Partners LLC, Sr. Sec. Notes, 10.25%, 08/15/16, 144A(b)	Caa1/CCC+	100	98,000
Verizon Communications, Inc., Sr. Unsec. Notes, 8.75%, 11/01/18	A3/A-	292	391,026
Verizon Global Funding Corp., Sr. Unsec. Notes, 7.75%, 12/01/30	A3/A-	1,646	2,262,440
Virgin Media Finance PLC, Co. Gty., 8.375%, 10/15/19(b)	BA2/BB-	550	584,375

			19,281,103

TRANSPORTATION (5.14%)
American Airlines Pass Through Trust, Pass Through Certs., Series 2001-02, 7.858%, 04/01/13	Ba1/BBB-	2,500	2,498,750
BNSF Funding Trust I, Co. Gty., 6.613%, 12/15/55(b),(c)	Baa2/BBB	250	251,562
Continental Airlines, Pass Through Certs., Series 1999-1, Class B, 6.795%, 02/02/20	Ba1/BB	585	558,340
The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/
	Standard &
	Poor’s	Principal	Value
	Rating(a)	Amount (000’s)	(Note 1)
TRANSPORTATION (Continued)
Continental Airlines, Pass Through Certs., Series 2000-A1, 8.048%, 05/01/22	Baa2/BBB	$870	$905,290
Continental Airlines, Pass Through Certs., Series 2000-A1, 7.707%, 10/02/22	Baa2/BBB	1,241	1,278,161
Delta Air Lines, Pass Through Certs, Series 1993-A2, 10.50%, 04/30/16	WR/NR	349	148,947
ERAC USA Finance, Co., Co. Gty., 7.00%, 10/15/37, 144A	Baa1/BBB+	1,500	1,747,500
Federal Express Corp., Pass Through Certs, Series 1996-B2, 7.84%, 01/30/18(b)	Baa1/BBB	1,000	1,113,840
Federal Express Corp., Sr. Unsec. Notes, 9.65%, 06/15/12	Baa2/BBB	1,750	1,852,009
Norfolk Southern Corp., Sr. Unsec. Notes, 5.75%, 04/01/18	Baa1/BBB+	170	199,260
Stena AB, Sr. Unsec. Notes, 7.00%, 12/01/16(b)	Ba3/BB+	500	435,000

			10,988,659

UTILITIES (4.07%)
Avista Corp., 5.95%, 06/01/18	A3/A-	500	611,043
Avista Corp., 5.125%, 04/01/22	A3/A-	500	574,226
Dominion Resources, Inc., Sr. Unsec. Notes, Series 07-A, 6.00%, 11/30/17	Baa2/A-	500	591,447
Duquesne Light Holdings, Inc., Sr. Unsec. Notes, 6.40%, 09/15/20, 144A	Ba1/BBB-	1,000	1,035,867
Georgia Power Co., Sr. Unsec. Notes, 5.40%, 06/01/40	A3/A	110	129,818
Hydro-Quebec, 8.25%, 04/15/26	Aa2/A+	1,550	2,283,161
MidAmerican Funding LLC, Sr. Sec. Bonds, 6.927%, 03/01/29	A3/BBB+	500	632,725
NextEra Energy Capital Holding, Inc., Jr. Sub. Notes., Series D, 7.30%, 09/01/67(b),(c)	Baa2/BBB	500	517,500
Ohio Power Co., Sr. Unsec. Notes, 6.00%, 06/01/16	Baa1/BBB	500	575,301
Ohio Power Co., Sr. Unsec. Notes, 5.375%, 10/01/21	Baa1/BBB	1,000	1,118,601
Toledo Edison Co., 7.25%, 05/01/20	Baa1/BBB	500	632,381

			8,702,070

TOTAL CORPORATE DEBT SECURITIES (Cost of $156,195,974)			171,689,252

ASSET BACKED SECURITIES (0.85%)
Credit-Based Asset Servicing and Securitization LLC, Series 2006-SC1, Class A, 0.505%, 05/25/36, 144A(b),(c)	Aa3/AAA	63	43,071
Option One Mortgage Loan Trust, Series 2007-FXD2, Class 2A1, 5.90%, 03/25/37(e)	Aa3/AA+	222	210,981
Renaissance Home Equity Loan Trust, Series 2006-3, Class AF2, 5.58%, 11/25/36(e)	B3/B-	165	98,638
Small Business Administration Participation Certificates, Series 2010-20F, Class 1, 3.88%, 06/01/30	Aaa/AA+	310	328,227
Sonic Capital LLC, Series 2011-1A, Class A2, 5.438%, 05/20/41, 144A	Baa2/BBB	1,114	1,133,241

TOTAL ASSET BACKED SECURITIES (Cost of $1,860,165)			1,814,158

COMMERCIAL MORTGAGE-BACKED SECURITIES (6.68%)
American Tower Trust, Series 2007-1A, Class AFX, 5.42%, 04/15/37, 144A	Aaa/AAA	700	747,588
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-2, Class AJ, 5.956%, 05/10/45(c)	NA/BBB-	1,000	818,618
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-2, Class AM, 5.956%, 05/10/45(c)	NA/A	1,440	1,424,130
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/49	Aaa/A-	285	293,778
Credit Suisse Mortgage Capital Certificates, Series 2006-C5, Class AM, 5.343%, 12/15/39	Aa1/BBB	100	88,890
CW Capital Cobalt, Ltd., Series 2007-C2, Class A3, 5.484%, 04/15/47(c)	Aaa/NA	500	529,817
Developers Diversified Realty Corp., Series 2009-DDR1, Class C, 6.223%, 10/14/22, 144A	A2/A	500	513,357
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-FL1A, Class E, 0.549%, 02/15/19, 144A(c)	Aa1/AA	424	413,190
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class AJ, 5.493%, 12/15/44(c)	Aa3/A	60	52,571
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class AM, 5.464%, 12/12/43	Aa2/NA	100	91,518
The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/
	Standard &
	Poor’s	Principal	Value
	Rating(a)	Amount (000’s)	(Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.42%, 01/15/49	Aaa/NA	$160	$165,893
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB16, Class A4, 5.552%, 05/12/45	Aaa/AAA	1,000	1,072,899
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB20, Class A4, 5.794%, 02/12/51(c)	Aaa/A+	880	948,629
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class AM, 6.087%, 06/15/38(c)	Aa3/BBB+	2,000	1,952,672
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A4, 5.424%, 02/15/40	NA/A+	970	1,023,746
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.43%, 02/15/40	NA/A-	1,375	1,412,100
Merrill Lynch Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 03/12/51(c)	Aaa/NR	110	112,850
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class AM, 5.107%, 07/12/38(c)	Aaa/NA	30	29,565
Merrill Lynch Mortgage Trust, Series 2006-C2, Class AM, 5.782%, 08/12/43(c)	A2/A	1,000	934,244
Merrill Lynch Mortgage Trust, Series 2007-CI, Class AM, 6.022%, 06/12/50(c)	NA/BBB-	140	121,210
Morgan Stanley Capital I, Series 2007-IQ16, Class A4, 5.809%, 12/12/49	NA/A+	750	805,319
Morgan Stanley Reremic Trust, Series 2009-GG10, Class A4B, 5.984%, 08/12/45, 144A(c)	A3/NA	210	195,973
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A3, 5.679%, 10/15/48	Aaa/NR	500	537,594

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost of $12,365,735)			14,286,151

RESIDENTIAL MORTGAGE-BACKED SECURITIES (2.51%)
FHLMC Pool # 170128, 11.50%, 06/01/15	Aaa/AA+	2	2,462
FHLMC Pool # 360019, 10.50%, 12/01/17	Aaa/AA+	4	4,224
FHLMC Pool # A15675, 6.00%, 11/01/33	Aaa/AA+	607	673,326
FHLMC Pool # B11892, 4.50%, 01/01/19	Aaa/AA+	500	542,174
FHLMC Pool # G00182, 9.00%, 09/01/22	Aaa/AA+	6	6,692
FNMA Pool # 124012, 12.50%, 10/01/15	Aaa/AA+	4	3,935
FNMA Pool # 303022, 8.00%, 09/01/24	Aaa/AA+	20	23,824
FNMA Pool # 303136, 8.00%, 01/01/25	Aaa/AA+	12	14,478
FNMA Pool # 55192, 10.50%, 09/01/17	Aaa/AA+	7	7,813
FNMA Pool # 58991, 11.00%, 02/01/18	Aaa/AA+	4	4,447
FNMA Pool # 754791, 6.50%, 12/01/33	Aaa/AA+	774	868,732
FNMA Pool # 763852, 5.50%, 02/01/34	Aaa/AA+	1,003	1,095,807
FNMA Pool # 889554, 6.00%, 04/01/38	Aaa/AA+	347	380,570
FNMA Pool # AH9793, 4.50%, 05/01/41	Aaa/AA+	1,491	1,583,528
GNSF Pool # 194228, 9.50%, 11/15/20	Aaa/AA+	49	58,015
GNSF Pool # 307527, 9.00%, 06/15/21	Aaa/AA+	30	35,136
GNSF Pool # 417239, 7.00%, 02/15/26	Aaa/AA+	31	35,878
GNSF Pool # 780374, 7.50%, 12/15/23	Aaa/AA+	14	16,678

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost of $4,865,286)			5,357,719

MUNICIPAL BONDS (1.72%)
Municipal Electric Authority of Georgia, Build America Bonds-Taxable-Plant Vogle Units 3&4, Series J, Revenue Bond, 6.637%, 04/01/57, 6.637%, 04/01/57	A2/A+	175	186,991
San Francisco City & County Public Utilities Commission, Water Revenue, Build America Bonds, 6.000%, 11/01/40, 6.00%, 11/01/40	Aa3/AA-	145	170,137
State of California, Build America Bonds, GO, 7.55%, 04/01/39, 7.55%, 04/01/39	A1/A-	500	613,130
State of California, Build America Bonds, GO, 7.625%, 03/01/40, 7.625%, 03/01/40	A1/A-	1,500	1,849,080
State of Illinois, Build America Bonds, GO, 7.35%, 07/01/35, 7.35%, 07/01/35	A1/A+	755	849,609

TOTAL MUNICIPAL BONDS (Cost of $3,267,729)			3,668,947

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/
	Standard &
	Poor’s	Principal	Value
	Rating(a)	Amount (000’s)	(Note 1)
U.S. TREASURY SECURITIES (3.57%)
U.S. Treasury Bond, 3.875%, 08/15/40	Aaa/AA+	$94	$111,684
U.S. Treasury Note, 1.125%, 12/15/11	Aaa/AA+	500	501,074
U.S. Treasury Note, 0.875%, 02/29/12	Aaa/AA+	2,350	2,357,614
U.S. Treasury Note, 1.00%, 03/31/12	Aaa/AA+	1,100	1,104,851
U.S. Treasury Note, 0.375%, 09/30/12	Aaa/AA+	2,600	2,605,078
U.S. Treasury Note, 1.50%, 06/30/16	Aaa/AA+	375	385,343
U.S. Treasury Note, 1.50%, 07/31/16	Aaa/AA+	210	215,645
U.S. Treasury Note, 3.125%, 05/15/21	Aaa/AA+	310	344,075

TOTAL U.S. TREASURY SECURITIES (Cost of $7,566,258)			7,625,364

GOVERNMENT BOND (0.05%)
Brazilian Government International Bond, Sr. Unsec. Notes, 4.875%, 01/22/21	Baa2/NR	100	106,900

TOTAL GOVERNMENT BOND (Cost of $102,475)			106,900

		Shares
COMMON STOCK (0.02%)
MEDIA (0.01%)
Quad Graphics, Inc.		1,488	26,888

TRANSPORTATION (0.01%)
Delta Air Lines, Inc. (f)		2,203	16,519

TOTAL COMMON STOCK (Cost of $98,309)			43,407

PREFERRED STOCK (0.25%)
Federal Home Loan Mortgage Corp., Series Z (f)		53,779	110,919
US BANCORP, Series A (f)		615	428,963

TOTAL PREFERRED STOCK (Cost of $1,783,939)			539,882

RIGHTS (0.00%)
XO Holdings, Inc., Expire 12/31/99		13	—

TOTAL INVESTMENTS (96.02%) (Cost $188,105,870)			205,131,780

OTHER ASSETS AND LIABILITIES (3.98%)			8,496,313

NET ASSETS (100.00%)			$213,628,093

(a)	Ratings for debt securities are unaudited. All ratings are as of September 30, 2011 and may have changed subsequently.

(b)	This security is callable.

(c)	Variable rate security. Rate disclosed is as of September 30, 2011.

(d)	Security is perpetual. Date shown is next call date.

(e)	Multi-Step Coupon. Rate disclosed is as of September 30, 2011.

(f)	Non-income producing security.

144A	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At September 30, 2011, these securities amounted to $38,694,057 or 18.11% of net assets.
The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued
Legend
Certs. — Certificates
Co. Gty. — Company Guaranty
Debs. — Debentures
FHLMC — Federal Home Loan Mortgage Corp.
FNMA — Federal National Mortgage Association
GNSF — Government National Mortgage Association (Single Family)
GO — General Obligation
Gtd. — Guaranteed
Jr. — Junior
Ltd. — Limited
NA — Not Available
NR — Not Rated
REIT — Real Estate Investment trust
Sec. — Secured
Sr. — Senior
Sub. — Subordinated
Unsec. — Unsecured
WR — Withdrawn Rating
The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2011

Assets:
Investment in securities, at value (amortized cost $188,105,870) (Note 1)	$205,131,780
Cash	5,368,451
Receivables for investments sold	171
Interest receivable	3,461,044
Dividend receivable	5,717
Prepaid expenses	27,092

TOTAL ASSETS	213,994,255

Liabilities:
Payable to Investment Adviser	161,057
Accrued expenses payable	205,105

TOTAL LIABILITIES	366,162

Net assets: (equivalent to $19.95 per share based on 10,708,597 shares of capital stock outstanding)	$213,628,093

NET ASSETS consisted of:
Par value	$107,086
Capital paid-in	218,896,489
Accumulated net investment income	309,340
Accumulated net realized loss on investments	(22,710,732)
Net unrealized appreciation on investments	17,025,910

$213,628,093

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (Unaudited)
For the six months ended September 30, 2011

Investment Income:
Interest		$6,663,413
Dividends		17,977
Other income		3,938

Total Investment Income		6,685,328

Expenses:
Investment advisory fees (Note 4)	$483,642
Administration fees	96,016
Transfer agent fees	40,030
Trustees’ fees	33,776
Audit fees	13,194
Legal fees and expenses	49,222
Reports to shareholders	25,254
Custodian fees	10,827
Insurance	22,226
NYSE fee	12,534
Miscellaneous	27,313

Total Expenses		814,034

Net Investment Income		5,871,294

Realized and unrealized gain (loss) on investments (Note 1):
Net realized gain from security transactions		396,944

Unrealized appreciation (depreciation) of investments:
Beginning of the period	17,774,795
End of the period	17,025,910

Change in unrealized depreciation of investments		(748,885)

Net realized and unrealized loss on investments		(351,941)

Net increase in net assets resulting from operations		$5,519,353

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended
	September 30, 2011	Year ended
	(Unaudited)	March 31, 2011
Increase (decrease) in net assets:
Operations:
Net investment income	$5,871,294	$9,493,950
Net realized gain from security transactions (Note 2)	396,944	574,233
Change in unrealized appreciation (depreciation) of investments and warrants	(748,885)	4,379,990

Net increase in net assets resulting from operations	5,519,353	14,448,173

Distributions:
Distributions to shareholders from net investment income	(6,157,443)	(8,735,491)

Capital Share Transactions:
Proceeds from merger (Note 7)	—	83,300,387

Increase (decrease) in net assets	(638,090)	89,013,069
Net Assets:
Beginning of year	214,266,183	125,253,114

End of year	$213,628,093	$214,266,183

Accumulated net investment income	$309,340	$595,489

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	Six months ended
	September 30, 2011	Year ended March 31,
	(Unaudited)	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$20.01	$19.10	$15.63	$19.01	$20.01	$19.72

Net investment income	0.55 (1)	1.14	1.19	1.06	1.10	1.09
Net realized and unrealized gain (loss) on investments	(0.03)	0.92	4.31	(3.29)	(0.95)	0.35

Total from investment operations	0.52	2.06	5.50	(2.23)	0.15	1.44

Capital share transaction:
Dilution of the net asset value from rights offering (Note 6)	—	—	(0.88)	—	—	—

Less distributions:
Dividends from net investment income	(0.58)	(1.15)	(1.15)	(1.15)	(1.15)	(1.15)

Total distributions	(0.58)	(1.15)	(1.15)	(1.15)	(1.15)	(1.15)

Net asset value, end of period	$19.95	$20.01	$19.10	$15.63	$19.01	$20.01

Per share market price, end of period	$18.32	$18.03	$17.12	$13.77	$17.14	$18.30

Total Investment Return(2)
Based on market value	4.79%	12.23%	33.60%	(13.62)%	(0.10)%	9.93%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$213,628	$214,266	$125,253	$76,720	$93,282	$98,197
Ratio of expenses to average net assets	0.75%	0.79%	0.85%	1.21%	0.88%	1.00%
Ratio of net investment income to average net assets	5.43%	5.76%	6.16%	6.18%	5.66%	5.57%
Portfolio turnover rate	6.21%	19.91%	15.40%	21.46%	17.25%	25.90%
Number of shares outstanding at the end of the period (in 000’s)	10,709	10,709	6,559	4,908	4,908	4,908

(1)	The selected per share data was calculated using the average shares outstanding method.

(2)	Total investment return is calculated assuming a purchase of common shares at the market price on the first day and a sale at the market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, if for less than a full year, is not annualized. Past performance is not a guarantee of future results.
The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
Note 1 — Significant Accounting Policies — The Rivus Bond Fund (the “Fund”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end, management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles within the United States of America (“GAAP”).
A.	Security Valuation — In valuing the Fund’s net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security’s principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. Prices for securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, normally are supplied by independent pricing services. Securities for which market quotations are not readily available will be valued at their respective fair values as determined in good faith by, or under procedures established by the Board of Trustees. At September 30, 2011, there were no securities valued using fair value procedures.

Fair Value Measurements — The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

•	Level 1	—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2	—	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3	—	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would used in valuing the asset or liability, and would be based on the best information available.

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued
Following is a description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis as of September 30, 2011.

			Level 2	Level 3
	Total Market	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	09/30/11	Price	Inputs	Inputs†

COMMON STOCK*	$43,407	$43,407	$—	$—
CORPORATE DEBT SECURITIES	171,689,252	—	171,689,252	—
ASSET BACKED SECURITIES	1,814,158	—	1,814,158	—
COMMERCIAL MORTGAGE-BACKED SECURITIES	14,286,151	—	14,286,151	—
RESIDENTIAL MORTGAGE-BACKED SECURITIES	5,357,719	—	5,357,719	—
MUNICIPAL BOND	3,668,947	—	3,668,947	—
U.S. TREASURY SECURITIES	7,625,364	—	7,625,364	—
GOVERNMENT BOND	106,900	—	106,900	—
PREFERRED STOCK	539,882	539,882	—	—
TOTAL INVESTMENTS	$205,131,780	$583,289	$204,548,491	$—

*	See Schedule of Investments for industry breakout.

†	All assets in Level 3 as of September 30, 2011 were valued using broker quotes.
Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determined fair value:

Corporate Debt Securities
(Market Value)
Balance as of March 31, 2011	$358,595
Accrued discounts/premiums	—
Unrealized gain (loss)	(8,387)
Change in unrealized appreciation (depreciation)	(12,014)
Net purchases (sales)	(338,194)
Transfer into Level 3	—

Balance as of September 30, 2011	$—

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates Level 1 and 2 assets and liability on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities. The Fund’s policy is to recognize the values transfers in and out as of the beginning of the fiscal period. For the six months ended September 30, 2011, there were no significant transfers between Level 1 and 2 for the Fund.

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued
B.	Determination of Gains or Losses on Sale of Securities — Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for federal tax purposes in that the amortized cost of the securities sold is used for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C.	Federal Income Taxes — It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years March 31, 2008-2011) or expected to be taken on the Fund’s 2011 tax return, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

D.	Other — Security transactions are accounted for on the trade date. Interest income is accrued daily. Premiums and discounts are amortized using the interest method. Paydown gains and losses on mortgage-backed and asset-backed securities are presented as an adjustment to interest income. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E.	Distributions to Shareholders and Book/Tax Differences — Distributions of net investment income will be made quarterly. Distributions of any net realized capital gains will be made annually. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for amortization of market premium and accretion of market discount and the merger with the Hartford Income Shares Fund. Distributions during the fiscal years ended March 31, 2011 and 2010 were characterized as follows for tax purposes:

	Ordinary Income	Return of Capital	Capital Gain	Total Distribution
FY 2011	$8,735,491	$—	$—	$8,735,491
FY 2010	$6,593,096	$—	$—	$6,593,096
At March 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Accumulated	Capital Loss	Post-October	Net Unrealized
Total*	Ordinary Income	Carryforward and Other	Loss	Appreciation
$(4,737,392)	$1,316,484	$(22,972,163)	$(77,112)	$16,995,399

*	Temporary differences include book amortization and deferral of post-October losses, if any, which will be recognized for the tax year ending March 31, 2011.

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued
As of March 31, 2011, the capital loss carryovers available to offset possible future capital gains were as follows:

Amount	Expiration Date
$1,767,533	2012
571,125	2013
746,582	2015
5,234,565	2016
11,082,544	2017
3,569,697	2018
Capital loss carryforwards are subject to usage limitations. During the year ended March 31, 2011, capital loss carryforwards in the amount of $256,756 were utilized and $6,163,041 were expired off and cannot be used going forward.

At September 30, 2011, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation of those investments, the aggregate gross unrealized appreciation of all securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value:

Aggregate	Net Unrealized	Gross Unrealized	Gross Unrealized
Tax Cost	Appreciation	Appreciation	(Depreciation)
$188,105,870	$17,025,910	$22,113,849	$(5,087,939)
The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the differing treatments for amortization of market premium and accretion of market discount.
F.	Use of Estimates in the Preparation of Financial Statements — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
Note 2 — Portfolio Transactions — The following is a summary of the security transactions, other than short-term investments, for the six months ended September 30, 2011:

	Cost of	Proceeds from Sales
	Purchases	or Maturities
U.S. Government Securities	$3,688,053	$2,398,890
Other Investment Securities	$9,361,873	$15,323,288
Note 3 — Capital Stock — At September 30, 2011, there were an unlimited number of shares of beneficial interest ($0.01 par value) authorized, with 10,708,597 shares issued and outstanding (See Notes 7).
Note 4 — Investment Advisory Contract, Payments to Affiliated Persons and Trustee Compensation — Cutwater Investor Services Corp. (“Cutwater”) serves as Investment Adviser to the Fund. Cutwater is entitled to a fee at the annual rate of 0.50% on the first $100 million of the Fund’s month end net assets and 0.40% on the Fund’s month- end net assets in excess of $100 million.

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued
BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), a member of The Bank of New York Mellon Corporation, provides accounting and administrative services to the Fund. The Investment Adviser voluntarily agreed to pay these fees through October 22, 2010. Effective October 23, 2010, the Fund pays all fees related to accounting and administrative services.
The Trustees of the Fund receive an annual retainer, meeting fees and out of pocket expenses for meetings attended. The aggregate remuneration paid to the Trustees by the Fund during the six months ended September 30, 2011 was $36,500. Certain officers of the Fund are also directors, officers and/or employees of investment adviser. None of the Fund’s officers receives compensation from the Fund.
Note 5 — Dividend and Distribution Reinvestment — In accordance with the terms of the Automatic Dividend Investment Plan (the “Plan”), for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the “Valuation Date”) the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the six months ended September 30, 2011 the Fund issued no shares under this Plan.
Note 6 — Rights Offering — On August 7, 2009 the Fund completed its transferable rights offering. In accordance with the terms of the rights offering described in the Fund’s prospectus an additional 1,650,893 shares were issued at a subscription price of $15.77 per share, making the gross proceeds raised by the offering $26,034,583, before offering-related expenses. Dealer/manager fees of $976,297 and offering costs of approximately $550,332 were deducted from the gross proceeds making the net proceeds available for investment by the Fund $24,507,954. The dilution impact of the offering was $0.88 per share or 4.79% of the $18.34 net asset value per share on August 7, 2009, the expiration and pricing date of the offering.
Note 7 — Reorganization — As of the close of business on October 22, 2010, the reorganization of The Hartford Income Shares Fund, Inc. (“HSF”) into the Fund was completed. The reorganization was effected at an exchange ratio calculated as the net asset value per share of HSF divided by the net asset value per share of the Fund, each determined as of the close of trading on the New York Stock Exchange on October 22, 2010. HSF was credited with 4,150,026 shares of beneficial interest of the Fund at $20.07 net asset value per share. As a result of the reorganization, each shareholder of HSF received shares of the Fund with an aggregate net asset value that is equal to the aggregate net asset value of the shares of HSF held by that shareholder as of the close of business on October 22, 2010.
The shares outstanding of HSF immediately before the merger and shares of the Fund issued to HSF shareholders were:

Merged Fund	Shares Exchanged	Acquiring Fund	Shares Issued	Net Asset Value	Conversion Ratio

Hartford Income Shares Fund, Inc.	13,066,832	Rivus Bond Fund	4,150,026	$20.07	0.3176

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued
The net assets and net unrealized appreciation/(depreciation) of HSF and the net assets of the Fund immediately before the merger were as follows:

		Unrealized
		Appreciation/
Merged Fund	Net Assets	(Depreciation)	Acquiring Fund	Net Assets

Hartford Income Shares Fund, Inc.	$83,300,387	$2,952,824	Rivus Bond Fund	$131,643,157
Assuming the acquisition had been completed on April 1, 2010, the Fund’s results of operations for the six months ended March 31, 2011 would have been as follows:

Net investment income/(loss)	$12,031,298
Net realized and unrealized gain/(loss) on investments	$7,016,957
Net increase in assets from operations	$19,048,255
Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of HSF that have been included in the Fund’s Statement of Operations since October 22, 2010.
Note 8 — New Accounting Pronouncement — In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.
Note 9 — Subsequent Event — Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

SHAREHOLDER INFORMATION (Unaudited)
EVALUATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENT
The Board of Trustees, including a majority of those trustees who are not “interested persons” as such term is defined in the 1940 Act (“Independent Trustees”), unanimously approved the continuation for an additional one-year period of the existing investment advisory agreement dated June 30, 2006 (the “Agreement”) between the Rivus Bond Fund (the “Fund”) and Cutwater Investor Services Corp. (the “Adviser” or “CISC”). The Adviser is a wholly owned subsidiary of Cutwater Holdings, LLC, which is a wholly owned subsidiary of MBIA, Inc. The Agreement has an initial term of two years and continues thereafter from year to year if specifically approved at least annually by the “vote of a majority of the outstanding voting securities” of the Fund or by the Board of Trustees and, in either event, by the vote of a majority of the Trustees who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for such purpose.
Before meeting to determine whether to approve the continuance of the Agreement, the Trustees had the opportunity to review written materials provided by the Adviser and legal counsel to the Fund which contained information to assist the Trustees in their evaluation of the Agreement. The Adviser had responded to an information and document request letter sent on behalf of the Board of Trustees pursuant to Section 15(c) of the 1940 Act. The Adviser provided information regarding (i) services performed for the Fund, (ii) the size and qualifications of the Adviser’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Fund, (iv) investment performance, (v) brokerage selection procedures, (vi) the procedures for allocating investment opportunities between the Fund and other clients, (vii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (viii) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Fund, (ix) the compliance with the Fund’s investment objective, policies and practices (including codes of ethics), federal securities laws and other regulatory requirements, and (x) its proxy voting policies. Included with this information was also information regarding the advisory fees received and an analysis of these fees in relation to the delivery of services to the Fund, the costs of providing such services, the profitability of the Adviser in general and as a result of the fees received from the Fund and any other ancillary benefit resulting from the Adviser’s relationship with the Fund. The Trustees had also received a copy of the advisory agreement, the Adviser’s financial statements and its Form ADV. The Trustees were also provided with a memorandum from legal counsel regarding the applicable legal standards and relevant case law the Trustees should consider when approving the continuation of an investment advisory agreement. The Trustees also reviewed comparative performance data, comparative statistics and fee data for the Fund relative to other funds in its peer group.
The Trustees considered and weighed the above information based upon their accumulated experience in governing the Fund and working with the Adviser on matters relating to the Fund. During its deliberations on whether to approve the continuance of the Agreement, the Trustees considered many factors.
The Trustees considered the nature, extent and quality of the services provided by the Adviser. The Trustees considered the services provided to the Fund by the Adviser as compared to services provided by other advisers which manage funds with investment objectives, strategies and policies similar to those of the Fund. The Trustees concluded that the nature, extent and quality of the services provided by to the Fund were appropriate and consistent with the terms of the Agreement, that the quality of those services had been consistent with industry norms and that the Fund was likely to benefit from the continued provision of those services by the Adviser. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated its continuing ability to attract and retain qualified personnel. The Trustees noted that the portfolio managers of the Fund had approximately 60 years of combined investment experience.
The Trustees considered the investment performance of the Fund and the Adviser. The Trustees reviewed and considered comparative performance data and the Fund’s performance relative to other fixed-income closed-end funds with similar investment objectives, strategies and policies, its respective benchmark index, U.S. investment grade

SHAREHOLDER INFORMATION (Unaudited) — continued
corporate bonds (Funds Benchmark) and its peer group rankings. The Trustees also noted their review and evaluation of the Fund’s investment performance on an on-going basis throughout the year. The Trustees considered the consistency of performance results and the short-term and long-term performance of the Fund. The Trustees also noted the ability of the Fund to maintain a consistent dividend and that substantially all of the quarterly distributions paid out to shareholders were from investment income. They concluded that the performance of the Fund and the Adviser was within an acceptable range of performance relative to other fixed-income closed-end funds with similar investment objectives, strategies and policies.
The Trustees then considered the costs of the services provided by the Adviser, the compensation and benefits received by the Adviser in providing services to the Fund, as well as the Adviser’s profitability. The Trustees were provided with and had reviewed the Adviser’s financial statements. In addition, the Trustees considered any direct or indirect revenues received by affiliates of the Adviser. The Trustees also noted that the Adviser is responsible for paying the Fund’s administrator and accounting services agent. The Trustees were satisfied that the Adviser’s profits were sufficient to continue as a viable concern generally and as investment adviser of the Fund specifically. The Trustees concluded that the Adviser’s fees and profits (if any) derived from its relationship with the Fund in light of the Fund’s expenses were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other investment advisers for managing comparable funds with similar strategies. The Trustees also concluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, and the investment performance of the Fund.
The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Trustees determined that economies of scale would be achieved at higher asset levels for the Fund to the benefit of Fund shareholders due to break-points in the advisory fee. However, the Trustees noted that the opportunity for asset growth was limited because the Fund is a closed-end fund.
The Trustees considered whether any events have occurred that would constitute a reason for the Trustees not to renew the Agreement and concluded there were not. The Independent Trustees also met in executive session outside of the presence of the Adviser and its representatives to deliberate on the approval of the Agreement. After consideration of all the factors, and taking into consideration the information presented during previous meetings of the Board of Trustees, the Trustees determined that it would be in the best interests of the Fund and its shareholders to approve the continuation of the Agreement. In arriving at its decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the facts and circumstances.
RESULTS OF SHAREHOLDER VOTES
The Annual Meeting of Shareholders of the Fund was held on June 15, 2011. At the meeting, shareholders voted on the election of all trustees. Forty percent (40%) of the shares entitled to vote on the matter shall constitute a quorum. If a quorum is present, a plurality of all votes cast at the meeting is sufficient for the election of Trustees. A quorum was present and the proposal was approved, the details of which are as follows:

	Votes Cast
	in Favor	Withheld
W. Thacher Brown	8,189,649	162,728
Suzanne P. Welsh	8,179,027	173,350
Morris Lloyd, Jr.	8,087,929	264,448
Ellen D. Harvey	8,177,374	175,003

SHAREHOLDER INFORMATION (Unaudited) — continued
HOW TO GET INFORMATION REGARDING PROXIES
The Fund has adopted the Adviser’s proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. You may obtain a copy of these proxy voting procedures, without charge, by calling (800) 765-6242 or on the Securities and Exchange Commission website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling (800) 765-6242 or on the SEC’s website at www.sec.gov.
QUARTERLY STATEMENT OF INVESTMENTS
The Fund files a complete statement of investments with the Security and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at www.sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, D.C., information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, the Fund makes the information on Form N-Q available to shareholders on its website at http://www.cutwater.com/rivus-bond-fund-characteristics.aspx.
DIVIDEND REINVESTMENT PLAN
The Fund has established a plan for the automatic investment of dividends and distributions pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. BNY Mellon acts as the agent (the “Agent”) for participants under the Plan.
Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.
Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the “Valuation Date’’), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants’ accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.
There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent’s fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent’s open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

SHAREHOLDER INFORMATION (Unaudited) — continued
For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.
Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.
Plan information and authorization forms are available from BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581.
PRIVACY POLICY
The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.
We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the minimum information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within Cutwater and its affiliated entities, only a limited number of people who actually service accounts will ever have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.
To ensure the highest degree of security and confidentiality, Cutwater and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our Web site — www.cutwater.com.

HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS
Contact Your Transfer Agent:
BNY Mellon Investment Servicing (US) Inc.
P.O. Box 358035, Pittsburgh, PA 15252-8035, or call 1-866-333-6685

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TRUSTEES

W. THACHER BROWN
MORRIS LLOYD, JR.
ELLEN D. HARVEY
SUZANNE P. WELSH
OFFICERS

CLIFFORD D. CORSO
President
JOSEPH L. SEVELY
Treasurer
THOMAS E. STABILE
Assistant Treasurer
LEONARD CHUBINSKY
Secretary
MICHELLE HOUCK
Vice President/Chief Compliance Officer
ROBERT T. CLAIBORNE
Vice President
GAUTAM KHANNA
Vice President
INVESTMENT ADVISER

CUTWATER INVESTOR SERVICES CORP.
113 KING STREET
ARMONK, NY 10504
CUSTODIAN

THE BANK OF NEW YORK MELLON
2 HANSON PLACE
BROOKLYN, NY 11217
TRANSFER AGENT

BNY MELLON INVESTMENT SERVICING (US) INC.
P.O. BOX 358035
Pittsburgh, PA 15252-8035
1-866-333-6635
COUNSEL

PEPPER HAMILTON LLP
3000 TWO LOGAN SQUARE
EIGHTEENTH & ARCH STREETS
PHILADELPHIA, PA 19103
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TAIT, WELLER & BAKER LLP
1818 MARKET STREET
SUITE 2400
PHILADELPHIA, PA 19103
Managed by Cutwater Investor Services Corp.
Semi-Annual Report
September 30, 2011

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Not applicable.
(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3) Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Rivus Bond Fund

By (Signature and Title)*	/s/ Clifford D. Corso
Clifford D. Corso, President
(principal executive officer)

Date 12/1/11
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Clifford D. Corso
Clifford D. Corso, President
(principal executive officer)

Date 12/1/11

By (Signature and Title)*	/s/ Joseph L. Sevely Joseph L. Sevely, Treasurer
(principal financial officer)

Date 12/1/11

*	Print the name and title of each signing officer under his or her signature.